UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DORCHESTER MINERALS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

March 28, 2005

To the Unitholders of Dorchester Minerals:

To our fellow Unitholders:

We are pleased to report to you the results of our first full year of operations. In 2004, we achieved notable success on several fronts, including:

•	Net income of $30.08 million compared to a loss of $26.83 million in 2003;

•	Total Limited Partner distributions paid for 2004 of $47.95 million compared to $39.97 million paid for 2003;

•	Total lease bonus income of $1.61 million compared to $0.29 million in 2003;

•	Consolidation and relocation of our Dallas and Garland, Texas offices;

•	Certification of the effectiveness of our internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002; and

•	Consummation of our first acquisition of royalty and mineral interests in exchange for our partnership units.

As is the case with any successful organization, our results may be attributed to the extraordinary talents and contributions of a dedicated group of employees. I extend my thanks to each of them, and to our Board of Managers.

The enclosed Annual Report on Form 10-K includes information about activity on our Royalty Properties and Net Profits Interests. We encourage you to read this information and to contact us with any questions. In addition, the enclosed Proxy Statement contains important information concerning matters to be voted upon at our 2005 Annual Meeting. We encourage you to read the Proxy Statement and to submit your vote at your earliest convenience.

We remind you that effective March 1, 2005, American Stock Transfer & Trust Company assumed the duties of our Registrar and Transfer Agent. Their address is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, and their telephone number is (800) 937-5449.

We thank you for your continued support.

Very truly yours,

William Casey McManemin
Chief Executive Officer

DORCHESTER MINERALS, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 4, 2005

To the Unitholders of Dorchester Minerals:

The Annual Meeting of the Limited Partners of Dorchester Minerals, L.P. will be held at 10:00 a.m. central time on Wednesday, May 4, 2005, at The Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas Texas 75201, for the following purposes:

1.	To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2006 Annual Meeting of Limited Partners;

2.	To consider any other matters that may properly come before the meeting.

Only holders of record of common units as of the close of business on March 18, 2005 are entitled to notice of, and to vote at, the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO VOTE USING ONE OF THE VOTING METHODS DESCRIBED IN THE ATTACHED MATERIALS AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Managers of Dorchester Minerals Management GP LLC,

/s/ William Casey McManemin
William Casey McManemin
Chief Executive Officer

March 28, 2005

DORCHESTER MINERALS, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

PROXY STATEMENT

For

ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 4, 2005

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to holders of common units in connection with the solicitation of proxies by our Board of Managers for use at the Dorchester Minerals, L.P. 2005 Annual Meeting. Our general partner is Dorchester Minerals Management LP, and its general partner is Dorchester Minerals Management GP LLC. As a result, the Board of Managers of Dorchester Minerals Management GP LLC exercises effective control of us. Dorchester Minerals Management LP is referred to herein as our general partner and Dorchester Minerals Management GP LLC is referred to herein as the general partner of our general partner. The approximate date on which definitive copies of this proxy statement and form of proxy are intended to be released to Unitholders is April 5, 2005.

WHEN AND WHERE IS THE 2005 ANNUAL MEETING?

The 2005 Annual Meeting will be held at 10:00 a.m. local time on Wednesday, May 4, 2005, at The Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201.

WHAT IS THE BOARD OF MANAGERS’ PROPOSAL?

To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee.

HOW DOES THE BOARD OF MANAGERS RECOMMEND I VOTE ON THE PROPOSAL?

The Board of Managers recommends a vote FOR each of the nominees to serve on the Board of Managers and Advisory Committee.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

The Board of Managers does not know of any business to be considered at the 2005 Annual Meeting other than the proposal described in this Proxy Statement. However, if any other business is properly presented, your signed proxy card gives authority to the persons named in the proxy to vote on these matters at their discretion.

WHO IS ENTITLED TO VOTE?

Each Unitholder as of the close of business on March 18, 2005, the record date, is entitled to vote at the 2005 Annual Meeting.

HOW MANY UNITS MAY BE VOTED?

As of the record date, 28,240,431 units were outstanding. Each unit entitles its holder to one vote.

WHAT IS A “QUORUM”?

A quorum is a majority of the outstanding units represented in person or by proxy at the 2005 Annual Meeting. There must be a quorum for the 2005 Annual Meeting to be held. If you submit a properly executed proxy card, you will be considered part of the quorum.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

The affirmative vote of holders of a plurality of the outstanding units is required to elect each manager to the Board of Managers. Thus, any abstentions, “broker non-votes” (units held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owner or person entitled to vote thereon) or other limited proxies will have no effect on the outcome for the proposals.

HOW DO I VOTE?

You may vote by any one of three different methods:

(a)	In Writing. You can vote by marking, signing and dating the enclosed proxy card and returning it in the enclosed envelope. If you return your signed proxy card but do not give instructions as to how you wish to vote, your units will be voted FOR the proposal.

(b)	By Telephone. You can vote by calling the telephone number on the proxy card and following the instructions. Please have the proxy card in hand when calling.

(c)	In Person. You can vote by attending the 2005 Annual Meeting.

Units represented by properly executed proxies that are not revoked will be voted in accordance with the instructions shown on the proxy card. You have the right to revoke your proxy at any time before the 2005 Annual Meeting by:

(a)	Delivering to Dorchester Minerals, L.P., Attn: 2005 Annual Meeting, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas, 75219-4541, a written revocation;

(b)	Voting in person at the 2005 Annual Meeting; or

(c)	Returning a later-dated proxy card.

Attendance at the 2005 Annual Meeting will not, in and of itself, revoke your proxy.

Unitholders have no dissenters’ rights or rights of appraisal under Delaware law or our Amended and Restated Agreement of Limited Partnership.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If your units are registered differently and/or are in more than one account, you will receive more than one proxy card. Please mark, sign, date and return all of the proxy cards you receive to ensure that all of your units are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449.

HOW CAN I VOTE IF MY UNITS ARE HELD IN “STREET NAME”?

If your units are held in the name of your broker, a bank, or other nominee, that party will give you instructions about how to vote your units.

WHO WILL COUNT THE VOTE?

Representatives of American Stock Transfer & Trust Company, our transfer agent and an independent tabulator, will count the votes and act as the inspector of election.

WHERE AND WHEN WILL I BE ABLE TO FIND OUT THE RESULTS OF VOTING?

In addition to announcing the results at the 2005 Annual Meeting, you will also be able to find the results in our Form 10-Q for the second quarter of fiscal 2005.

WHO IS BEARING THE COST OF THIS PROXY SOLICITATION?

We are bearing the cost of soliciting proxies for the 2005 Annual Meeting. In addition to using the mail, managers, officers and employees may solicit proxies by telephone, personal interview or otherwise. They will not receive additional compensation for this activity, but may be reimbursed for their reasonable out of pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to Unitholders.

WILL THE INDEPENDENT ACCOUNTANTS ATTEND THE 2005 ANNUAL MEETING?

Representatives of Grant Thornton LLP, our independent accountants for the fiscal year ended December 31, 2004, will attend the 2005 Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K?

A copy of our 2004 Annual Report on Form 10-K, including the financial statements filed therewith is included with this proxy statement. We will provide an additional copy of our 2004 Annual Report on Form 10-K, including the financial statements, upon written request to Dorchester Minerals, L.P., Attn: 2005 Annual Meeting, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541. We will furnish a requesting Unitholder with any exhibit not contained therein upon payment of a reasonable fee.

WHEN ARE THE UNITHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF LIMITED PARTNERS DUE?

We presently expect that our next Annual Meeting of Limited Partners will be held on May 3, 2006. Unitholder proposals for inclusion in the proxy materials relating to the 2006 Annual Meeting must be received at our principal executive office at 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541, addressed to our general partner no later than December 7, 2005. In accordance with our Amended and Restated Agreement of Limited Partnership, Unitholders who intend to present a proposal at the 2006 Annual Meeting without inclusion of such proposal in our proxy materials are required to provide notice of such proposal to us no later than March 4, 2006 and Unitholders who intend to nominate a manager for election to the Board of Managers and Advisory Committee are required to provide notice of such proposal to us no later than February 2, 2006. If the date of the 2006 Annual Meeting is changed to a different month, we will advise our Unitholders of the new date for the submission of Unitholder proposals in one of our periodic filings with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common units as of March 11, 2005. The information is set forth for (i) each appointed manager and named executive officer of the general partner of our general partner, (ii) all executive officers and appointed managers of the general partner of our general partner as a group, and (iii) all those known by us to be beneficial owners of more than 5% of our common units.

	Beneficial Ownership (1)	Percentage
Name of Beneficial Owner	Number of Units
Named Executive Officers and Managers (2)
William Casey McManemin (3)	1,166,086	4.1%
James E. Raley (4)	14,706	*
H.C. Allen, Jr. (5)	172,555	*
Preston A. Peak (6)	1,577,412	5.6%
Robert C. Vaughn (7)	592,833	2.1%
Buford P. Berry (8)	0	N/A
Rawles Fulgham (9)	180	*
C.W. (Bill) Russell (10)	0	N/A
All executive officers and managers as a group (8 persons)	3,465,017	12.3%
Holders of 5% or More Not Named Above
Energy Trust LLC (11)	9,755,085	34.5%

*	Less than one percent (1%).
(1)	As of record date, there were 28,240,431 common units outstanding.
(2)	Unless otherwise indicated, the business address of each manager and executive officer of the general partner of our general partner is c/o Dorchester Minerals Management GP LLC, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541.
(3)	Includes 157,573 units held by Mr. McManemin, 26,966 units held by 1307, Ltd., 5,531 units held by SAM Partners Management, Inc., 922,792 units held by Red Wolf Partners, and 53,224 units held by Smith Allen Oil & Gas, Inc. Mr. McManemin disclaims beneficial ownership of those common units owned by 1307, Ltd., SAM Partners Management, Inc., Red Wolf Partners, and Smith Allen Oil & Gas, Inc. in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. McManemin is one of the two general partners of 1307, Ltd. and is President of the other general partner of 1307, Ltd. Mr. McManemin is the Vice President and a shareholder of SAM Partners Management, Inc. and Smith Allen Oil & Gas, Inc. Mr. McManemin is the managing general partner of Red Wolf Partners.
(4)	All of the units beneficially owned by Mr. Raley are held by the Linda S. Raley Residuary Trust of which he is the trustee.
(5)	Includes 113,800 units held by Mr. Allen, 5,531 units held by SAM Partners Management, Inc. and 53,224 units held by Smith Allen Oil & Gas, Inc. Mr. Allen disclaims beneficial ownership of those common units owned by SAM Partners Management, Inc. and Smith Allen Oil & Gas, Inc. in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. Allen is the Secretary and a shareholder of SAM Partners Management, Inc. and Smith Allen Oil & Gas, Inc.
(6)

Includes 358,486 units held by the Preston A. Peak FBO Martha Ann Peak Trust, 72 units held by the PA Peak Trust for Mary Lee Peak, 142,396 units held by 4MP Family Limited Partnership, 1,075,458 units held by 4MP Children’s Limited Partnership, and 1,000 units held by Hugoton Nominee, Inc. Mr. Peak disclaims beneficial ownership of those common units owned by the Preston A. Peak FBO Martha Ann Peak Trust, the PA Peak Trust for Mary Lee Peak, 4MP Family Limited Partnership, 4MP Children’s Limited Partnership and Hugoton Nominee, Inc. in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. Peak is the trustee of the Preston A. Peak FBO Martha Ann Peak Trust and the PA Peak Trust for Mary Lee Peak. Mr. Peak and his

spouse are the beneficiaries of the Peak Revocable Living Trust and Mr. Peak is the trustee of the Peak Revocable Living Trust. The Peak Revocable Living Trust is the shareholder of 4MP Corp., which is the general partner of 4MP Family Limited Partnership and 4MP Children’s Limited Partnership. The Peak Revocable Living Trust is also the shareholder of Hugoton Nominee, Inc.

(7)	Includes 500,000 units held by RCV, Ltd., 53,385 units held by Empire Partners, Ltd., 9,861 units held by the Jack C. Vaughn, Jr. Trust, 9,862 units held by the Robert C. Vaughn Trust, 9,862 units held by the David C. Vaughn Trust, and 9,863 units held by the Sharon E. Vaughn Trust Mr. Vaughn disclaims beneficial ownership of those common units owned by Empire Partners, Ltd., the Jack C. Vaughn, Jr. Trust, the Robert C. Vaughn Trust, the David C. Vaughn Trust, and the Sharon E. Vaughn Trust, in which he does not have an economic interest but which he may be deemed to own based on shared voting and investment power. Mr. Vaughn and his wife are the only partners of the general partnership that owns all the partnership interests in RCV, Ltd. Mr. Vaughn is the President of Empire (GP), Inc., the general partner of Empire Partners, Ltd. Mr. Vaughn and his spouse are the shareholders of Empire (GP), Inc. Mr. Vaughn is a co-trustee of the Jack C. Vaughn, Jr. Trust, the Robert C. Vaughn Trust, the David C. Vaughn Trust and the Sharon E. Vaughn Trust.
(8)	The business address for Mr. Berry is 1700 Pacific Avenue, Suite 3300, Dallas, Texas 75201.
(9)	The business address for Mr. Fulgham is 2121 San Jacinto, Suite 1110, Dallas, Texas 75201. Includes 180 common units held in an Individual Retirement Account for the benefit of Mr. Fulgham.
(10)	The business address for Mr. Russell is 4695 N FM 2869, Winnsboro, Texas 75494.
(11)	The business address of each party is c/o Energy Trust LLC, 551 Fifth Avenue, 37th Floor, New York, New York, 10176. Energy Trust LLC is the investment advisor to various pension funds that beneficially own the securities and Energy Trust LLC has sole voting and dispositive power over such securities. Boston Safe Deposit and Trust Company, as trustee for the Lucent Technologies Inc. Master Pension Trust, and JP Morgan Chase Bank, as trustee for the Long Term Investment Trust, each have an interest in the common units reported by Energy Trust LLC. The number noted in the table is the number reported on the Schedule 13G filed by Energy Trust LLC for the year ended December 31, 2003. On February 14, 2005, each of the various pension funds notified the Securities and Exchange Commission of their intent to sell up to an aggregate of 280,000 common units in accordance with Rule 144. Although each of the various pension funds was required to notify the Securities and Exchange Commission of their intention to sell, only one of the pension funds is required to report on Form 4 the sales that have taken place. As such, it is not possible to determine Energy Trust’s total ownership position until it files its next required Schedule 13G.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our managers, officers and persons who own more than 10% of our common units to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common units. Managers, officers and 10% holders of the common units are required by Securities and Exchange Commission rules and regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, all Section 16(a) filing requirements applicable to our managers, officers and 10% holders were met, except that an initial report on Form 3 for C.W. (Bill) Russell was inadvertently filed late, a Form 4 for Robert C. Vaughn reporting a restructuring of an entity which holds common units and in which Mr. Vaughn has an indirect interest was inadvertently filed late and the reporting by William Casey McManemin of the receipt of a distribution of common units by an entity in which Mr. McManemin has an indirect interest was inadvertently left off an otherwise timely filed Form 4 and reported on an amended Form 4.

EXECUTIVE COMPENSATION

We were formed in December 2001 but did not conduct any business until February 2003. No officer received any compensation from us for services rendered in 2002.

Our officers are not paid any compensation for their services as officers of our Partnership. Our officers, generally, serve in the same capacities for our general partner, the general partner of our general partner and for the operating subsidiary of our general partner and may be compensated by the operating subsidiary of our general partner for their service in those capacities. Such compensation is borne indirectly by us as a result of our obligation to reimburse our general partner and the operating subsidiary of our general partner for management expenses, subject to the limitation on reimbursement.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary		Bonus	Other (1)
William Casey McManemin	2004	$96,000		—	$18,150
Chief Executive Officer	2003	$96,000	(2)	$25,000	$13,200

James E. Raley	2004	$96,000		—	$14,400
Chief Operating Officer	2003	$96,000	(2)	—	$13,200

H.C. Allen, Jr.	2004	$96,000		—	$14,400
Chief Financial Officer	2003	$96,000	(2)	—	$13,200

(1)	Compensation for SEP-IRA contributions.
(2)	Salary was not paid for the month of January 2003, therefore the amount actually paid during 2003 was $88,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION POLICY

The executive compensation policy, which applies to all officers, including the chief executive officer, focuses primarily on determining appropriate salary levels for our executive officers as the owners of our managing general partner, and is not specifically tied to the performance of our Partnership. To a much lesser extent, the compensation policy occasionally contemplates performance-based cash bonuses, the amount of which will be determined based on the contribution of the executive officer and the benefit to the Partnership of the contribution of the executive officer.

February 1, 2005

Rawles Fulgham

C.W. (Bill) Russell

Buford P. Berry

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of the Advisory Committee are currently Messrs. Berry, Fulgham and Russell. All determinations concerning executive compensation for the last fiscal year for our officers were made by the Advisory Committee. See “Certain Relationships and Related Transactions” below for certain information regarding relationships between us and entities with whom members of the Advisory Committee are affiliated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Buford P. Berry is of counsel to the law firm Thompson & Knight L.L.P., which firm serves as primary outside counsel to us.

PERFORMANCE GRAPH

The following graph compares the performance of our common units with the performance of the NASDAQ Market Index (the “NASDAQ Index”) and a peer group index from the first day of trading of our common units, February 3, 2003, through December 31, 2004. The graph assumes that at the beginning of the period, $100 was invested in each of (1) our common units, (2) the NASDAQ Index, and (3) the peer group, and that all distributions or dividends were reinvested. We do not believe than any published industry or line-of-business index accurately reflects our business. Accordingly, we have created a special peer group index consisting of companies whose royalty trust units are publicly traded on the New York Stock Exchange. Our peer group index includes the units of the following companies: Cross Timbers Royalty Trust, Mesa Royalty Trust, Sabine Royalty Trust, Permian Basin Royalty Trust, Hugoton Royalty Trust and the San Juan Basin Royalty Trust.

PARTNERSHIP GOVERNANCE

Our business and affairs are managed by and under the direction of the Board of Managers, which exercises all our corporate powers and establishes broad corporate policies. The Board of Managers consists of five managers appointed by the five members of the general partner of our general partner and three additional managers nominated by these members and elected annually by our limited partners. The elected managers, as a group, must meet the requirements of our Amended and Restated Agreement of Limited Partnership and the Securities and Exchange Commission and NASDAQ rules for members of an audit committee.

Messrs. Allen, McManemin, Peak, Raley and Vaughn are the five managers appointed by the members of the general partner of our general partner and will hold office until the earlier of their death, resignation or removal from office. In the event of any vacancy on the Board of Managers left by an appointed manager, the member who holds the right to appoint the appointed manager will designate the replacement appointed manager, unless the member who otherwise holds the right to appoint the replacement appointed manager has lost his appointment right.

Messrs. Berry, Fulgham and Russell are the three managers that currently occupy the three manager spots up for election at the 2005 Annual Meeting. Messrs. Berry, Fulgham and Russell are the three managers nominated by the members of the general partner of our general partner to stand for election to the Board of Managers at the 2005 Annual Meeting.

In the opinion of the Board of Managers, and as “independent” currently is defined by the NASDAQ rules, assuming the three nominated managers are elected by the limited partners at the 2005 Annual Meeting, a majority of the Board of Managers after the 2005 Annual Meeting are independent of management and free of any relationship that would interfere with their exercise of independent judgment. The Board of Managers has affirmatively determined that Messrs. Berry, Fulgham, Peak, Russell and Vaughn are independent. In addition to the NASDAQ “independent” rules, the Board of Managers has also affirmatively determined that Messrs. Berry, Fulgham, and Russell also satisfy the definition of “independent” prescribed the Securities and Exchange Commission for members of an audit committee.

The Board of Managers held 8 meetings in fiscal 2004. Each Manager attended at least 75% of the total number of meetings of the Board of Managers and of the committees of the Board of Managers on which such Manager served.

The Board of Managers strongly recommends each manager attend the annual meeting of our limited partners. All managers currently serving attended the 2004 annual meeting.

The Board of Managers has an Advisory Committee that consists of Messrs. Berry, Fulgham and Russell. The Advisory Committee functions as the audit committee and as the compensation committee. In addition the Advisory Committee addresses all matters concerning conflicts of interest and the application of the Business Opportunities Agreement. The Advisory Committee met 4 times during 2004.

The Board of Managers does not have a nominating committee or committee performing similar functions and has not adopted a resolution addressing the nominations process. This arrangement is appropriate as the nominations for all managers are made by the members of the general partner of our general partner. Messrs. McManemin, Raley, Allen, Vaughn and Peak all participate in the consideration of nominees for the Board of Managers in their capacities as officers and/or managers of the members of the general partner of our general partner. The Board of Managers has not adopted a resolution addressing the nominations process as the general partner of our general partner is legally required to provide its members with the ability to nominate managers.

The Board of Managers does provide a process for Unitholders to send communications to it. Unitholders may contact each member of the Board of Managers in writing at their respective business addresses. See “Security Ownership of Certain Beneficial Owners and Management.”

Our partnership adopted our Code of Business Conduct and Ethics on July 17, 2003. The Board of Managers reviewed the Code of Business Conduct and Ethics in 2004 for adequacy and was satisfied therewith. The Code of Business Conduct and Ethics applies to all officers, managers, advisors and employees of our partnership and its affiliates. Upon written request, we will provide any person, without charge, a copy of the Code of Business Conduct and Ethics. Written requests should be sent to Dorchester Minerals, L.P., Attn: Annual Report, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541.

ADVISORY COMMITTEE

In their service as the audit committee, the members of the Advisory Committee assist the Board of Managers in fulfilling its oversight responsibilities relating to our financial statements and other financial information; compliance with applicable laws, regulations and our code of conduct; independence and qualifications of the independent auditor; management’s establishment of and adherence to a system of internal accounting and disclosure controls; and the performance of the internal audit function and independent auditors. The Advisory Committee is empowered to investigate any matter brought to its attention with full access to all our books, records, facilities and personnel and may retain outside counsel, auditors or other experts to assist it. Our Board of Managers has adopted a written charter for the Advisory Committee in its service as the audit committee specifying its purpose of overseeing the accounting and financial reporting processes. The charter is reviewed periodically to ensure that is meets all applicable legal and NASDAQ listing requirements. As interpreted in the Board of Managers’ business judgment, assuming the three nominated managers are elected by the limited partners at the 2005 Annual Meeting, each member of the audit committee is financially literate and

Mr. Fulgham, in addition to other members of the Advisory Committee, possesses accounting or related financial management expertise. None of the members of the Advisory Committee has participated in the preparation of our financial statements in the previous three years.

In their service as the compensation committee, the members of the Advisory Committee exercise the power of the Board of Managers in connection with all matters relating to compensation of executive officers.

REPORT OF THE AUDIT COMMITTEE

As members of the Audit Committee of the Board of Managers, we are responsible for helping to ensure the reliability of the Partnership’s financial statements. In keeping with this goal, the Board of Managers has adopted a written charter for the Audit Committee to follow. The Audit Committee reviewed, reassessed and updated the charter’s adequacy on March 3, 2005.

Independence of Audit Committee Members. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(15) of the NASD Manual and the most recent interpretations of those standards.

Review and Discussions. The Audit Committee has reviewed and discussed the Partnership’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at Grant Thornton LLP, as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence.

Recommendation to Include Audited Financial Statements in Annual Report. Based on the Audit Committee’s discussions with management and the independent accountants, and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Managers include the audited consolidated financial statements in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

March 8, 2005

Rawles Fulgham

Buford P. Berry

C.W. (“Bill”) Russell

COMPENSATION OF DIRECTORS

Appointed Managers receive no remuneration for serving on the Board of Managers, but members of the Advisory Committee receive an annual retainer fee of $30,000. In addition, members of the Advisory Committee receive $1,500 for each meeting of any special committees formed to address matters arising under the Business Opportunities Agreement. In 2004, four special committee meetings were held.

AUDIT AND NON-AUDIT FEES OF ACCOUNTANTS

The following table sets forth the aggregate fees billed to us for fiscal year 2004 by Grant Thornton LLP, our independent auditors.

	2003	2004
Audit Fees	$79,335	$193,869
Audit-Related Fees	$15,429	$3,360
Tax Fees	—	—
All Other Fees	—	$3,000

The Audit-Related Fees paid in 2003 relate to the closing of the combination of Dorchester Hugoton, Republic Royalty Company and Spinnaker Royalty Company, L.P. into us and to consultations on accounting matters raised in connection with the audit. The Audit-Related Fees paid in 2004 relate to consultation on accounting matters related to potential acquisitions and distribution cash flows.

The Advisory Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent auditor. Part of this approval process includes making a determination on whether non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Advisory Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure such services are within the parameters approved.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has not selected and appointed independent auditors for the fiscal year ending December 31, 2005. Discussions with Grant Thornton LLP, our independent auditors for the fiscal year ending December 31, 2004, will be initiated in the near future regarding our selection of independent auditors for 2005.

EXECUTIVE OFFICERS AND MEMBERS OF THE BOARD OF MANAGERS

William Casey McManemin, age 44, has served as Chief Executive Officer and as a manager of Dorchester Minerals Management GP LLC, and as Chief Executive Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals since 2001. He co-founded SASI Minerals Company, Republic Royalty Company, Spinnaker Royalty Company, L.P. and CERES Resource Partners, LP with Mr. Allen in 1988, 1993, 1996 and 1998, respectively. He received his Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 1984 and has been a Registered Professional Engineer in Texas since 1988.

H.C. Allen, Jr., age 65, has served as Chief Financial Officer and as a manager of Dorchester Minerals Management GP LLC, and as Chief Financial Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals since 2001. He co-founded SASI Minerals Company, Republic Royalty Company, Spinnaker Royalty Company, L.P. and CERES Resource Partners, LP with Mr. McManemin in 1988, 1993, 1996 and 1998, respectively. He received his Bachelor of Business Administration degree from the University of Texas in 1962, his Master of Business Administration degree from the University of North Texas in 1963, and has been a Certified Public Accountant since 1964.

James E. Raley, age 65, has served as Chief Operating Officer and as a manager of Dorchester Minerals Management GP LLC, and as Chief Operating Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals since 2001. He had served as a general partner of Dorchester Hugoton since 1990. Mr. Raley previously served as an independent consulting engineer since 1984. Prior to 1984, Mr. Raley was President of Dorchester Gas Producing Company and Senior Vice President of Dorchester Gas Corporation. He received a Bachelor of Science degree in Mechanical Engineering from Texas Tech University in 1962. Mr. Raley has been a Registered Professional Engineer in Texas since 1969.

Preston A. Peak, age 82, has served as a manager of Dorchester Minerals Management GP LLC since 2001. Mr. Peak co-founded Dorchester Hugoton and was a general partner since 1982. He holds a Bachelor of Science degree from the U.S. Naval Academy and a Master of Business Administration degree from the Wharton School of the University of Pennsylvania. From 1954 until 1984 he served Dorchester Gas Corporation in various financial capacities, including Vice Chairman. Mr. Peak previously served on the boards of directors of each of Kaneb Services, Inc. and Kaneb Pipe Line Partners, L.P.

Robert C. Vaughn, age 49, has served as a manager of Dorchester Minerals Management GP LLC since 2001. Mr. Vaughn has served in various capacities with Vaughn Petroleum, LLC, and affiliated entities since 1979, including as President and Chief Executive Officer from 1986 until 1995, and since 1995 as chairman and chief executive officer. He co-founded Vaughn Brothers Oil Company in 1981, CM/Vaughn Joint Venture in 1986, Vaughn Petroleum 1989 Joint Venture in 1989, Republic Royalty Company in 1993, Vaughn Petroleum Royalty Partners, Ltd. in 1994 and Dorchester Minerals, L.P. in 2003. Vaughn Petroleum is the successor to entities formed by Grady H. Vaughn in the early 1900s and was a general partner of Republic Royalty Company. He attended the Petroleum Land Management program and has a BBA from The University of Texas at Austin. He currently serves on the Board of Trustees of the Culver Educational Foundation and the Development Board of The University of Texas.

ELECTION OF MANAGERS TO THE BOARD OF MANAGERS

WHO WILL BE APPOINTED TO THE ADVISORY COMMITTEE

(PROPOSAL NO. 1 ON THE PROXY CARD)

Unitholders are entitled to elect three managers to the Board of Managers who will also be appointed to serve on the Advisory Committee. Nominations for the election of these managers listed below were made by the members of the general partner of our general partner and approved by its Board of Managers. If elected, all nominees are expected to serve until the 2006 Annual Meeting of Limited Partners or until their successors are duly elected.

NOMINEES FOR ELECTION

Buford P. Berry, age 69, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since February 2003. He is currently of counsel to Thompson & Knight L.L.P., a Texas based law firm. Mr. Berry has been an attorney with Thompson & Knight L.L.P., serving in various capacities since 1963, including as Managing Partner from 1986 to 1998. He also currently serves on the Board of Directors of Holly Corporation. Mr. Berry previously served as a Vice Chairman of the Advisory Board of the Institute for Energy Law of the Center for American and International Law (formerly Southwestern Legal Foundation). He is a past Chairman of the Natural Resources Committee of the Taxation Section of the American Bar Association and past Chairman of the Southwestern Legal Foundation Oil and Gas Tax Institute. From 1958 to 1960, Mr. Berry served as a Lieutenant in the United States Naval Reserve. He received his Bachelor of Business Administration degree in 1958 and his Bachelor of Laws Degree in 1963, both from the University of Texas.

Rawles Fulgham, age 77, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since February 2003. He served as a member of the Advisory Committee and the Audit Committee of Dorchester Hugoton from 1995 until January 2003. He also served as Chairman of the Board and Chief Executive Officer of Global Industrial Technologies, Inc. from July 1998 until January 2002. From 1982 until December 1998, Mr. Fulgham served as senior advisor of the Investment Banking Division of Merrill Lynch & Co. Prior to that, he was employed in various capacities by First National Bank in Dallas and its successor holding companies from 1954 until 1982. He was President and co-Chief Executive Officer of the First National Bank in Dallas, and subsequently, President of its successor holding companies. Mr. Fulgham has served on the boards of directors of BancTec, Inc., NCH Corporation, Dresser Industries, Inc. and as Chairman of the Board of Directors of the Children’s Medical Center of Dallas. In addition, Mr. Fulgham also served as a member of the Executive Committee of President Reagan’s Grace Commission. He received a Bachelor of Arts degree from the Virginia Military Institute, a Bachelor of Business Administration degree from Southern Methodist University and has also completed several graduate courses for a Masters of Business Administration. Mr. Fulgham served in the United States Marine Corps, attaining the rank of captain.

C. W. “Bill” Russell, age 63, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since May 2004. Mr. Russell was employed by KPMG, LLP and predecessor firms from 1967 until his retirement in 1995. Elected as a partner in 1974, Mr. Russell concentrated in the field of energy taxation and served in various capacities at KPMG including as National Director, technical tax services – energy and chairman of the KPMG International Petroleum Group. He co-authored Income Taxation of Natural Resources, from 1986 to 2000. He currently performs tax services and related accounting functions for independent oil and gas producers and individuals. Mr. Russell is a graduate of the University of Texas at Arlington and is a certified public accountant.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF MANAGERS’ NOMINEES.

OTHER MATTERS

The Board of Managers does not intend to present any other matters at the 2005 Annual Meeting and knows of no other matters which will be presented. However, if any other matters come before the 2005 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Managers of Dorchester Minerals Management GP LLC,

/s/ William Casey McManemin
William Casey McManemin
Chief Executive Officer

March 28, 2005

PROXY

DORCHESTER MINERALS, L.P.

PROXY FOR 2005 ANNUAL MEETING OF LIMITED PARTNERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints each of William Casey McManemin and Preston A. Peak proxy and attorney in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and to vote as specified on the reverse side all common units of Dorchester Minerals, L.P. which the undersigned is entitled to vote at the Annual Meeting of Limited Partners on May 4, 2005 at 10:00 a.m. Central Time at The Dallas Petroleum Club, 2200 Ross Avenue, 39th Floor, Dallas, Texas 75201 or any adjournments or postponements thereof.

Continued and to be marked, dated and signed on the reverse side and returned in the enclosed envelope or voted telephonically

2005 Annual Meeting of Limited Partners of

DORCHESTER MINERALS, L.P.

May 4, 2005
10:00 a.m. Central Standard Time
The Dallas Petroleum Club
2200 Ross Avenue, 39th Floor
Dallas, Texas 75201

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-or-

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Company Number_______________
Account Number_________________

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting by telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the nominees listed below as independent managers to the Board of Managers with subsequent appointment to the Advisory Committee.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

O Buford P. Berry
O Rawles Fulgham
O C.W. (Bill) Russell

NOTE: DO NOT FILL IN CIRCLE UNLESS YOU ARE VOTING **AGAINST** ANY NOMINEE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold.

2. The transaction of such other Business as may properly come before the meeting or any adjournments or postponements of the meeting.

____

____

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Signature of L.P.__________________________ Date:__________________

Signature of LP__________________________ Date:__________________

Note: Please sign exactly as your name or names appear on this Proxy. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.